Intangible assets excluding goodwill	12 Months Ended
Dec. 31, 2020
Intangible assets excluding goodwill [Abstract]
Intangible assets excluding goodwill [Text Block]

13Intangible assets excluding goodwill

Philips Group

Intangible assets excluding goodwill

in millions of EUR

	brand names	customer relationships	technology	product development	product development construction in progress	software	other	total
Balance as of January 1, 2020
Cost	709	2,476	2,491	2,387	578	784	154	9,579
Amortization/ impairments	(524)	(1,587)	(1,530)	(1,795)	(56)	(527)	(94)	(6,113)
Book value	184	890	961	592	523	257	59	3,466
Changes in book value:
Additions		1	12	-	305	127	2	449
Assets available for use				373	(374)		-	-
Acquisitions	8	1	175	-			-	185
Amortization	(26)	(121)	(103)	(221)	-	(84)	(4)	(560)
Impairments	-	(1)	(118)	(62)	(44)	(2)	(8)	(235)
Transfers to assets classified as held for sale	(33)	(55)	(1)	(8)	(2)	(3)		(102)
Translation differences and other	(13)	(64)	(58)	(53)	(10)	-	(6)	(204)
Total changes	(65)	(239)	(92)	30	(125)	38	(15)	(468)
Balance as of December 31, 2020
Cost	556	2,036	2,434	2,519	480	723	135	8,883
Amortization/ impairments	(437)	(1,385)	(1,565)	(1,897)	(83)	(427)	(91)	(5,886)
Book Value	120	651	869	622	398	295	44	2,997

Philips Group

Intangible assets excluding goodwill

in millions of EUR

	brand names	customer relationships	technology	product development	product development construction in progress	software	other	total
Balance as of January 1, 2019
Cost	689	2,421	2,400	2,103	532	684	168	8,997
Amortization/ impairments	(484)	(1,488)	(1,330)	(1,483)	(51)	(480)	(93)	(5,408)
Book value	205	934	1,070	621	481	204	75	3,589

Changes in book value:
Additions		-	28	(1)	338	129	4	497
Assets available for use				296	(296)		-	1
Acquisitions	3	56	24			-	(5)	77
Amortization	(31)	(119)	(127)	(229)		(75)	(6)	(587)
Impairments	-	(1)	(66)	(96)	(8)	-		(171)
Translation differences and other	7	20	32	-	8	-	(9)	59
Total changes	(21)	(44)	(110)	(29)	41	54	(16)	(124)
Balance as of December 31, 2019
Cost	709	2,476	2,491	2,387	578	784	154	9,579
Amortization/ impairments	(524)	(1,587)	(1,530)	(1,795)	(56)	(527)	(94)	(6,113)
Book Value	184	890	961	592	523	257	59	3,466

Acquisitions in 2020 involved Intangible assets of EUR 185 million in aggregate (2019: EUR 77 million). For more information, please refer to Acquisitions and divestments. Impairments in 2020 were EUR 235 million. The most notable impairment in 2020 is in the Diagnosis & Treatment segment, for technology assets in Image Guided Therapy-Systems (IGT-Systems) of EUR 92 million. This impairment charge is based on a trigger-based test on the CGU EPD which is a business category and an innovator in image-guided procedures for cardiac arrhythmias (heart rhythm disorders). The impairment charge is a result of revisions to forecast due to delays in commercialization caused by the need to do more work on the maturity of the technology. The basis of the recoverable amount used in this test is the value in use and an after-tax discount rate of 6.92% is applied. After the impairment charge the recoverable amount of the related intangible assets is EUR 93 million.

Other notable impairments are in the Diagnosis & Treatment segment, for product development under construction in IGT-Devices of EUR 22 million and in the Connected Care segment, for product development in the business Therapeutic Care (TC) of EUR 23 million and in the business Sleep & Respiratory Care (S&RC) of EUR 23 million. The impairments in the IGT-Devices and TC business are the result of revision of strategies in the respective businesses and resulted in full impairment of the respective assets. The impairment in the business S&RC is due to delays in commercialization as a result of further product improvements in combination with expected COVID-19 market dynamics. After impairment the carrying value of the related intangible asset is EUR 70 million. The basis of the recoverable amount used in these tests is the value in use.

As a result of the uncertainty associated with the nature of the COVID-19 pandemic, the company includes various scenarios in the business forecasting process and the most reasonable and supportable assumptions that represent management’s best estimate is used as basis for the value-in-use test. While determining assumptions on COVID-19 recovery, management considered external factors including COVID-19 spread by country, specific dynamics for each CGU, other macroeconomic conditions as well as Philips specific assumptions, including expected customer capex spend and business market growth. Philips considered multiple scenarios for each business that included high, mid and low COVID recovery scenarios. The high recovery scenario suggests a more rapid recovery, while the low scenario suggests a more prolonged recovery over several years. The mid scenario suggests short-term COVID-19 impacts with expected market recovery earlier than the low scenario. For the impairment tests on product development in the business S&RC Philips utilized a scenario forecasting short-term COVID-19 impacts, which means a dip in demand post-COVID, with expected market recovery later in the forecast period. For the EPD impairment test, Philips used the high recovery scenario. A reasonably prolonged recovery would not materially affect the outcome of the impairment test. In addition, there were certain businesses that were more negatively impacted by COVID-19 than others. Amongst those, IGT within the D&T segment as well as the businesses within Personal Health were negatively impacted. Considering the current headroom in these CGUs, any reasonable change in these assumptions reflecting increased COVID-19 risks or prolonged impact would not cause the value in use to fall to the level of the carrying value. Refer to COVID-19 for further detail on COVID-19 considerations.

The amortization of intangible assets is specified in Income from operations.

The expected useful lives of the intangible assets excluding goodwill are as follows:

Philips Group

Expected useful lives of intangible assets excluding goodwill in years

Brand names	2-20
Customer relationships	2-25
Technology	3-20
Other	1-10
Software	1-10
Product development	3-7

The weighted average expected remaining life of brand names, customer relationships, technology and other intangible assets is 9.1 years as of December 31, 2020 (2019: 8.2 years).

The most notable intangible asset as of December 31, 2020 relates to the Spectranetics customer relationships and technology with a carrying value of EUR 287 million and EUR 212 million and a remaining amortization period of 17 years and 12 years, respectively. The most notable intangible asset of December 31, 2019 relates to Spectranetics customer relationships and technology with a carrying value of EUR 333 million and EUR 252 million and a remaining amortization period of 18 years and 13 years, respectively.